United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2024
Jones Lang LaSalle Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

200 East Randolph Drive,	Chicago,	IL	60601
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:			(312)	782-5800
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	JLL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.
On May 22, 2024, Jones Lang LaSalle Incorporated (the "Company") held its Annual Meeting of Shareholders (the "Meeting").
Of the 47,497,345 total shares of common stock of the Company that were issued and outstanding on March 28, 2024, the record date for the Meeting, 44,776,210 shares, constituting 94.27% of the total outstanding shares, were represented in person or by proxy at the Meeting. The matters voted upon at the Annual Meeting and the results of such voting are set forth below based on the information we received on the day of the meeting from our vote tabulator, Broadridge Investor Communications.

1.The twelve nominees for Directors were elected to serve one-year terms to expire at the annual meeting of shareholders in 2025, as follows:

Nominee	For	Against	Abstain
Hugo Bagué	38,172,532	1,209,400	2,560,928
Matthew Carter, Jr.	38,234,611	1,145,352	2,562,897
Susan M. Gore	41,705,082	215,388	22,390
Tina Ju	41,180,504	740,431	21,925
Bridget Macaskill	38,659,975	722,885	2,560,000
Deborah H. McAneny	38,279,964	3,642,274	20,622
Siddharth N. Mehta	38,497,803	884,239	2,560,818
Moses Ojeisekhoba	38,716,422	661,673	2,564,765
Jeetendra I. Patel	40,896,146	1,024,405	22,309
Larry Quinlan	41,098,589	821,455	22,816
Efrain Rivera	40,897,217	1,023,752	21,891
Christian Ulbrich	41,715,000	207,582	20,278
In the case of each nominee for Director, there were also 2,833,350 broker non-votes.

2.The non-binding advisory proposal regarding executive compensation ("say on pay") was approved by the following shareholder vote:

For	Against	Abstain
37,639,210	4,283,552	20,098
There were 2,833,350 broker non-votes on this proposal.

3.The Third Amended and Restated 2019 Stock Award and Incentive Plan was approved by the following shareholder vote:

For	Against	Abstain
40,365,742	1,547,409	29,709
There were 2,833,350 broker non-votes on this proposal.
4.The appointment of KPMG, LLP to serve as our independent registered accounting firm for the year 2024 was ratified by the following shareholder vote:

For	Against	Abstain
40,825,826	3,925,309	25,075

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2024
Jones Lang LaSalle Incorporated

By: /s/ Alan K. Tse
Name: Alan K. Tse
Title: Global Chief Legal Officer